March 31, 2023

Blue Dolphin Energy Company
801 Travis Street, Suite 2100
Houston, Texas 77002
Attn: Jonathan Carroll, President

Re: Satisfaction of all obligations of **Blue Dolphin Energy Company** ("*Borrower*"), to **Lazarus Energy Holdings, LLC** ("*Lender*" and "*Assignee*") in connection with (1) the Amended and Restated Promissory Note dated and effective June 30, 2017 between Borrower and Lender, (2) the Amended and Restated Promissory Note dated and effective March 31, 2017 between Assignee and Borrower, having been assigned from Ingleside Crude, LLC, and (3) the Amended and Restated Promissory Note dated and effective March 31, 2017 between Assignee and Borrower, having been assigned from Lazarus Capital, LLC (collectively, the "*Loan Documents*")

Ladies and Gentlemen:

Please be advised that effective as of March 31, 2023, (a) the Loan Documents and any related collateral documents are hereby terminated and canceled and are of no further force and effect (except for provisions which by their express terms survive such termination), (b) all security interests, liens, mortgages, or other encumbrances that Lender or Assignee has or may have against the assets of Borrower, and any guarantor or other obligor under the Loan Documents, are hereby terminated, and (c) Lender and Assignee hereby release all liens and security interests in all collateral of any kind or character given as security for the obligations of Borrower, or any guarantor or other obligor under the Loan Documents, to Lender and Assignee under the Loan Documents. Lender and Assignee agree to execute and deliver, and hereby authorizes Borrower and its agents and representatives to file, any and all documents necessary to release such collateral, including, without limitation, UCC-3 termination statements.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN CONSIDERATION OF THE MUTUAL RELEASE PROVIDED IN THIS PAYOFF LETTER, EACH PARTY HERETO, ON BEHALF OF ITSELF AND EACH OF ITS RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS (INCLUDING, WITHOUT LIMITATION, ANY RECEIVER OR TRUSTEE), HEREBY FOREVER RELEASES, DISCHARGES AND ACQUITS EACH OTHER PARTY TO THE LOAN DOCUMENTS, ITS PARENTS, SUBSIDIARIES AND AFFILIATES, AND ALL OF THEIR RESPECTIVE OFFICERS, DIRECTORS, PARTNERS, TRUSTEES, SHAREHOLDERS, AGENTS, CONSULTANTS, ATTORNEYS AND EMPLOYEES, AND ALL OF THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS (EACH AN "*INDEMNIFIED PERSON*"), FROM ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, RIGHTS, RESPONSIBILITIES, DISPUTES, CAUSES OF ACTION (WHETHER AT LAW OR EQUITY), INDEBTEDNESS AND OBLIGATIONS (COLLECTIVELY, "*CLAIMS*"), OF EVERY TYPE, KIND, NATURE, DESCRIPTION OR CHARACTER, AND IRRESPECTIVE OF HOW, WHY OR BY REASON OF WHAT FACTS, WHETHER ANY SUCH CLAIMS HAVE PREVIOUSLY ARISEN, ARE NOW EXISTING, OR ARISE AFTER THE DATE OF THIS PAYOFF LETTER; OR THAT COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, THAT, IN EACH CASE, IN ANY WAY ARISE OUT OF, ARE CONNECTED WITH, OR IN ANY WAY RELATE TO ACTIONS OR OMISSIONS THAT OCCURRED ON OR PRIOR TO THE DATE HEREOF WITH RESPECT TO THE LOAN DOCUMENTS, THIS PAYOFF LETTER, OR THE TRANSACTIONS CONTEMPLATED THEREBY OR HEREBY. THIS PARAGRAPH WILL SURVIVE THE TERMINATION OF THE LOAN DOCUMENTS AND THE PAYMENT IN FULL OF ALL OBLIGATIONS UNDER THE LOAN DOCUMENTS. THIS RELEASE, DISCHARGE AND ACQUITTAL INCLUDES, WITHOUT LIMITATION, ANY CLAIMS OF FRAUD, MISREPRESENTATION, LENDER OR ASSIGNEE LIABILITY, AND ALL SIMILAR ITEMS AND CLAIMS THAT MAY, OR COULD BE, ASSERTED AGAINST PARTY OR ANY OTHER INDEMNIFIED PERSON.

This letter may be transmitted and executed in any number of counterparts by facsimile, PDF, and other electronic means with the same effect as if all signatories had signed the same document.

Each of the undersigned has duly executed and delivered this letter as of the date first written above.

LENDER AND ASSIGNEE:

LAZARUS ENERGY HOLDINGS, LLC

By: Jonathan Carroll (May 13, 2023 07:47 CDT)

Name: Jonathan P. Carroll

Title: President

ACKNOWLEDGED AND AGREED:

BORROWER:

BLUE DOLPHIN ENERGY COMPANY

By: Jonathan Carroll (May 13, 2023 07:47 CDT)

Name: Jonathan P. Carroll

Title: President

June LEH Payoff Letter

Final Audit Report 2023-05-13

Created:	2023-05-13
By:	Jennifer Harvey (jharvey@lazarusenergy.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAOXijKDSgiGahO0hodkBUPSTWwHX6Duqo

"June LEH Payoff Letter" History

Document created by Jennifer Harvey (jharvey@lazarusenergy.com)
2023-05-13 - 12:01:39 PM GMT- IP address: 99.100.136.150

Document emailed to Jonathan Carroll (jcarroll@lazarusenergy.com) for signature
2023-05-13 - 12:02:13 PM GMT

Email viewed by Jonathan Carroll (jcarroll@lazarusenergy.com)
2023-05-13 - 12:31:07 PM GMT- IP address: 69.147.86.73

Document e-signed by Jonathan Carroll (jcarroll@lazarusenergy.com)
Signature Date: 2023-05-13 - 12:47:04 PM GMT - Time Source: server- IP address: 76.31.164.117

Agreement completed.
2023-05-13 - 12:47:04 PM GMT